Exhibit 10.1.3

                                   LMIC, INC.
                            6435 Virginia Manor Road
                              Beltsville, MD 20705



                                          March 5, 2004

To Purchasers Listed on
the Signature Pages to the Securities Purchase
Agreement dated January 21, 2004.

            Re:   Consent and Waiver

Ladies & Gentlemen:

            LMIC, Inc. (the "Company") intends to complete a financing transaction (the "Financing") in which it will sell up to $5,000,000 in common stock and warrants with an exercise price of not less than $1.50 per. Each unit, comprised of one share of common stock and one warrant shall be sold for a price of not less than $1.50; provided, however, that the common stock and warrants may be sold separately, so long as in the aggregate the purchase price is not less than the minimum amount set forth in this paragraph. In connection with the Financing, the Company is requesting certain consents and waivers from the purchasers under the Securities Purchase Agreement, dated as of January 21, 2004 (the "Purchase Agreement"), by and among the Company and the purchasers set forth on the signature pages thereto (the "Purchasers"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

            In consideration of the improvement in the Company's credit that will result from the Financing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned and the Company agree as follows:

            1. CONSENT. The undersigned hereby consents to the Financing, including, without limitation, pursuant to Section 4.5(a) of the Purchase Agreement, and agrees that the securities sold in the Financing shall be deemed to be Excluded Stock for purposes of Section 4.5(a) of the Purchase Agreement.

            2. REGISTRATION RIGHTS. The undersigned hereby consents to the inclusion in the Registration Statement of the shares to be issued in connection with the Financing (including the shares issuable upon exercise of the warrants).

                        [Remainder of Page Intentionally Left Blank.]

Purchasers Listed on                                             March 5, 2004
the Signature Pages to the Securities Purchase
Agreement dated January 21, 2004.
Page 2


            If this letter meets with your approval please sign where indicated below and return a copy of the signed document to me.

                                          Sincerely,

                                          LMIC, INC.


                                          By:  __________________
                                                Name:
                                                Title:

Accepted and Agreed
this     th day of March, 2004

____________________________


By:  __________________
      Name:
      Title: